QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 4, 2005

SUPERIOR ESSEX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-50514 (Commission File Number)	20-0282396 (IRS Employer Identification No.)
150 Interstate North Parkway, Atlanta, Georgia 30339 (Address of Principal Executive Offices) (Zip Code)
(770) 657-6000 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        Superior Essex Inc. (the "Company") is filing Exhibit 99.1 to this report to provide the consolidated financial statements and related financial statement schedule of the Company, including guarantor footnote information required under Rule 3-10 of Regulation S-X, as the Company is in the process of filing a post-effective amendment to its registration statement on Form S-1 (File No. 333-118950) in accordance with Rule 401(c) to take advantage of the eligibility of the Company to utilize Form S-3.

Item 9.01. Financial Statements and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits:

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1
Consolidated Financial Statements and Financial Statement Schedule of Superior Essex Inc. and Subsidiaries as of December 31, 2003 and for the Period November 11, 2003 to December 31, 2003 and Consolidated Financial Statements and Financial Statement Schedule of Superior TeleCom Inc. and Subsidiaries as of December 31, 2002 and for the Period January 1, 2003 to November 10, 2003 and the Years Ended December 31, 2002 and 2001.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC.
Dated: February 4, 2005	By:	/s/ DAVID S. ALDRIDGE Name: David S. Aldridge Title: Executive Vice President, Chief Financial Officer and Treasurer

3

QuickLinks

  Item 8.01 Other Events
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES